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                                                                    EXHIBIT 99.3

                                 3400 CARLISLE

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995





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                          Independent Auditors' Report

To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of 3400 Carlisle for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of 3400 Carlisle for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
July 24, 1996





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                                 3400 CARLISLE
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995

REVENUES
         Net rental revenues                                                        $     690,262
         Other revenues                                                                    10,973
                                                                                    -------------

                 Total revenues                                                           701,235

OPERATING EXPENSES
         Repairs and maintenance                                                          124,001
         Utilities                                                                         95,437
         Property taxes                                                                    67,174
         Salaries and benefits                                                             17,146
         Insurance                                                                         12,022
                                                                                    -------------

                 Total direct operating expenses                                          315,780
                                                                                    -------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                     $     385,455
                                                                                    =============


         The accompanying notes are an integral part of this statement.





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                                 3400 CARLISLE
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         3400 Carlisle is a 74,000 square foot office building located in Dallas, Texas. During 1995, the property was owned by Dallas Metro Real Estate Fund I.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consist of the following:

                 Utility reimbursement                                              $       6,417
                 Lease termination fees                                                     4,556
                                                                                    -------------

                                                                                    $      10,973
                                                                                    =============

NOTE 4:  SUBSEQUENT EVENT

         The property is to be sold to Continental Mortgage and Equity Trust, a California business trust, on July 30, 1996.





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